|	5.1.2014
Guggenheim Variable Insurance Funds Summary Prospectus

CLS AdvisorOne Fund
Select Allocation Fund

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting guggenheiminvestments.com/services/variable-fund-reports, calling 800.820.0888 or e-mailing services@guggenheiminvestments.com. The Fund’s Prospectus and SAI, both dated May 1, 2014, as revised from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code and is not intended for use by other investors.

SUMVTSA-0514x0515	guggenheiminvestments.com

SELECT ALLOCATION FUND

INVESTMENT OBJECTIVE
The Select Allocation Fund (the “Fund”) seeks to provide total return, consisting of capital growth and income.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund also should refer to the variable insurance contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	0.00%
Other Expenses	0.79%
Acquired Fund Fees and Expenses	0.22%
Total Annual Fund Operating Expenses*	1.91%

*
The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$194	$600	$1,032	$2,233

PORTFOLIO TURNOVER
The Fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). The underlying funds do pay transaction costs when they turn over their portfolio, and a higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the performance of the underlying funds and of the Fund. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund, a “fund of funds,” seeks to achieve its objective by investing primarily in underlying funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants),

2 | SUMMARY PROSPECTUS

including the stock of foreign issuers, or in individual securities of small, mid, and large-capitalization companies that may provide capital growth or appreciation. Underlying funds may include exchange-traded funds (“ETFs”), traditional open-end investment companies (“mutual funds”), and closed-end investment companies (“closed-end funds”). While pursuing its investment objective, the Fund will not invest less than 35% of its total assets in underlying funds that seek capital appreciation or growth.

The Fund may invest up to 65% of its total assets in underlying funds that seek total return, or directly or indirectly in long, medium, or short-term bonds and other fixed income securities of varying credit quality, including “junk bonds”, and maturity if the Sub-Advisor believes that these underlying funds offer a potential for total return.

Approximately 80% of the Fund’s portfolio is invested to maintain risk levels similar to the risk level of a blended equity benchmark, which is a custom composite established by the Sub-Advisor, consisting of 80% of the Russell 3000® Index and 20% of the Morgan Stanley Capital International All-Country World Index (excluding the United States) (“MSCI ACWI (ex-US)”). The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market. The remainder of the Fund’s portfolio is invested in bonds and other fixed income securities as described above. The MSCI ACWI (ex-US) is a market-capitalization-weighted index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The MSCI ACWI (ex-US) includes both developed and emerging markets. The Sub-Advisor seeks to control and maintain the risk levels of approximately 80% of the Fund’s portfolio within a given range by estimating the cumulative risk of the Fund’s equity investments and seeking to keep it near the risk level associated with the blended equity benchmark. The Sub-Advisor’s assessment of the risk of an asset is based primarily on its volatility, but the Sub-Advisor considers additional risk measures such as downside risk capture, which evaluates the Fund’s performance relative to its blended equity benchmark during down periods, and beta, which is a historic measure of a portfolio’s volatility versus the market. The actual investment of the Fund’s assets may range from 35% to 100% in underlying equity funds and 0% to 65% in underlying bond funds, but typically will be in the middle third of such ranges.

The Sub-Advisor actively manages the Fund’s investments by increasing or decreasing the Fund’s investment in particular asset classes, sectors, regions and countries, or in a particular security, based on its assessment of the opportunities for return relative to the risk using fundamental and technical analysis. Because of the varying levels of risk amongst equity and bond asset classes, the percent allocated to equities and bonds will vary depending on which asset classes are selected for the portfolio. When selecting underlying funds for investment, the Sub-Advisor bases its decision on the security selection methodology used by the underlying fund's adviser, as well as the Sub-Advisor's assessment of asset class trends, asset class fundamentals, diversification impact, and the cost and liquidity of the underlying fund. The Sub-Advisor may also consider the underlying fund's investment goals and strategies and past performance (absolute, relative and risk-adjusted). When the Sub-Advisor selects individual equity securities, it considers both growth prospects and anticipated dividend income. The Sub-Advisor selects bond funds and bonds based on an analysis of credit qualities, maturities, and coupon or dividend rates, while seeking to take advantage of yield differentials between securities. The Sub-Advisor may sell an investment if it determines that the asset class, sector, region or country is no longer desirable or if the Sub-Advisor believes that another underlying fund or security within the category offers a better opportunity to achieve the Fund’s objective.

Some of the underlying funds in which the Fund invests may invest part or all of their assets in securities of foreign issuers, engage in foreign currency transactions with respect to these investments, or invest in futures contracts, options and options on futures contracts. The Fund may also invest in individual securities of foreign issuers, engage in foreign currency transactions, sell securities short, or invest in futures contracts, options and options on futures contracts. Certain of the Fund’s derivative investments may be traded in the over-the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded derivative instruments. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund may, but is not obligated to, engage in currency hedging transactions to seek to minimize the effect of fluctuations in relative values between the foreign currencies and the U.S. dollar. To the extent the Fund does not hedge its currency exposure, the value of the Fund’s investments will be subject to the currency exchange fluctuations between foreign currencies and the U.S. dollar. Generally, hedging involves derivative transactions such as entering into currency forward, options or futures contracts.

SUMMARY PROSPECTUS | 3

PRINCIPAL RISKS
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK—Active trading, also called “high portfolio turnover,” may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund’s ability to achieve its investment objective.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK—The Fund and certain of the underlying funds may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund’s and certain of the underlying funds’ investments in commodity-related investment products may lead to losses in excess of the Fund’s or underlying funds’ investments in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder’s interest in the Fund.

COUNTERPARTY CREDIT RISK—The Fund and certain of the underlying funds may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s and certain of the underlying funds’ use of such financial instruments involves risk different from those associated with ordinary portfolio securities transactions. For example, the Fund or underlying fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund or underlying fund, the Fund or underlying fund may not receive the full amount that it is entitled to receive. If this occurs the value of your shares in the Fund will decrease.

CURRENCY RISK—The Fund’s and certain of the underlying funds’ indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies. While the Fund may attempt to hedge its currency exposures, it is generally not possible to perfectly hedge the Fund's foreign currency exposures.

DERIVATIVES RISK—The Fund’s and certain of the underlying funds’ investments in derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s or underlying funds’ other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Certain risks also are specific to the derivatives in which the Fund and certain of the underlying funds invest.

FUTURES CONTRACTS RISK—Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund, an underlying fund or the Sub-Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.

OPTIONS RISK—Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the

4 | SUMMARY PROSPECTUS

Sub-Advisor’s ability to correctly predict future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund, an underlying fund or the Sub-Advisor, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

EARLY CLOSING RISK—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK—The Fund’s investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor.

EQUITY RISK—The Fund is subject to the risk that the value of the equity securities or equity-based derivatives in the Fund’s or certain of the underlying funds’ portfolios will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund or underlying fund has investment exposure.

FOREIGN ISSUER EXPOSURE RISK—The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. The Fund’s and underlying funds’ investments in foreign securities and foreign issuers are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

FUND OF FUNDS RISK—By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

HIGH YIELD AND UNRATED SECURITIES RISK—The Fund’s and certain of the underlying funds’ exposure to higher yielding, below investment grade and unrated high risk debt securities (commonly known as “junk bonds”) may present additional risk because these securities may be less liquid and present greater credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.

INTEREST RATE RISK—The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Fixed income securities with longer durations are subject to greater volatility than those with shorter durations. Thus, if interest rates rise sharply, the value of the Fund’s fixed income investments and share price could decline.

INVESTMENT IN INVESTMENT VEHICLES RISK—Investing in other investment vehicles, including, exchange-traded funds, closed-end funds, affiliated short-term fixed-income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund and its shareholders will incur its pro rata share of the expenses of the underlying investment vehicles’ expenses.

LARGE-CAPITALIZATION SECURITIES RISK—The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MANAGEMENT RISK—The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. The Sub-Advisor may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

MARKET RISK—The market value of the securities and derivatives held by the Fund and certain of the underlying funds may fluctuate resulting from factors affecting the individual company or other factors such as changing

SUMMARY PROSPECTUS | 5

economic, political or financial market conditions. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely impact the market value of the securities held by the Fund in a different country or geographic region.

MID-CAPITALIZATION SECURITIES RISK—The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

OTC TRADING RISK—Certain of the derivatives in which the Fund and certain of the underlying funds may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund and certain of the underlying funds are subject to counterparty credit risk with respect to such derivative contracts.

PORTFOLIO TURNOVER RISK—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

PREPAYMENT RISK—The Fund’s and certain of the underlying funds’ investments in or exposure to fixed income investments subjects the Fund to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for income loss when interest rates rise.

SHORT SALES RISK—Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK—The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TAX RISK—To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. In particular, income from commodity-linked derivative instruments may not be considered qualifying income. Certain of the underlying funds currently gain significant exposure to the commodities markets by investing in commodities and/or commodity-linked derivative instruments.  The Fund may invest up to 25% of its assets in one or more underlying funds that invest in commodities and that are treated as qualified publicly traded partnerships (“QPTPs”). Income derived from QPTPs is qualifying income. If an underlying fund investing in commodities fails to qualify as a QPTP but is still treated as a partnership, the income generated from the Fund’s investment in the underlying fund may not be qualifying income and could therefore cause the Fund to fail to qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies.  The Fund will only invest in such an underlying fund if it intends to qualify as a QPTP, but there is no guarantee that each of the underlying funds will be successful in qualifying as a QPTP.

TRADING HALT RISK—If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

6 | SUMMARY PROSPECTUS

PERFORMANCE INFORMATION
The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index, a custom blended equity benchmark, and the custom blended equity benchmark’s underlying component indices. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below does not reflect fees and expenses of any variable contract that may use the Fund as its underlying investment and would be lower if it did. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

Highest Quarter Return		Lowest Quarter Return
Q2 2009	20.07%	Q4 2008	-24.16%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2013)

	Past 1 Year	Past 5 Years	Since Inception (11/10/2006)
Select Allocation Fund	18.75%	14.58%	4.32%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	33.55%	18.71%	6.85%
Morgan Stanley Capital International All-Country World Index (excluding the United States)(reflects no deduction for fees, expenses or taxes)	15.29%	12.82%	2.89%
1-3 Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.07%	0.12%	1.17%
Risk Budget Benchmark* (reflects no deduction for fees, expenses or taxes)	23.31%	14.13%	5.39%

*
The risk budget benchmark shows how the Fund's performance compares to a custom composite with similar risk levels as the Fund. The risk budget benchmark consists of (i) 80% of a blended benchmark consisting of 80% of the Russell 3000® Index and 20% of the Morgan Stanley Capital International All-Country World Index (excluding the United States), and (ii) 20% of the 1-3 Month Treasury Bill Index.

SUMMARY PROSPECTUS | 7

MANAGEMENT

INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
INVESTMENT SUB-ADVISOR
CLS Investments, LLC serves as sub-adviser to the Fund.
PORTFOLIO MANAGERS

•	Paula Wieck, Manager of Investment Research. Ms. Wieck has been associated with CLS Investments, LLC since 2006.

•	Jennifer J. Schenkelberg, CFA, Senior Portfolio Manager. Ms. Schenkelberg has been associated with CLS Investments, LLC since 2004.

•	Marc Pfeffer, Senior Portfolio Manager. Mr. Pfeffer has been associated with CLS Investments, LLC since 2011.

PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION
The tax consequences of your investment in the Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

8 | SUMMARY PROSPECTUS

805 King Farm Boulevard, Suite 600
Rockville, MD 20850
800.820.0888
guggenheiminvestments.com